Exhibit 99.1

DIRECTORS RESOLUTIONS

OF

ADVECO GROUP INC.

(the “Company”)

WHEREAS:

A.	Inna Min has consented to step down as an officer and as a Member of the Board of Directors of the Company.

B.	MA Xuebing, has consented to act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

BE IT RESOLVED THAT:

A.	Inna Min stepped down as an officer and as a Member of the Board of Directors of the Company.

B.	MA Xuebing, has consented to act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

Effective date: December 5, 2017

/s/ Inna Min
Inna Min

/s/ MA Xuebing
MA Xuebing